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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.Section 1350, as adopted), Jonathan Morgan, Chief Executive Officer of First Virtual CommunicatIONs, Inc. (the "Company"), and Truman Cole, Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

1. The Company's Annual Report on Form 10-K for the period ended December 31, 2002, to which this Certification is attached as Exhibit 99.1 (the "ANNUAL REPORT") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission ("SEC") or its staff upon request.

         This certification accompanies the Form 10-K to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.

         IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 15th day of April, 2003.

                                                     /s/Jonathan Morgan
                                                     ---------------------------
                                                     Jonathan Morgan
                                                     Chief Executive Officer

                                                     /s/Truman Cole
                                                     ---------------------------
                                                     Truman Cole
                                                     Chief Financial Officer